This instrument and the rights and obligations evidenced hereby are subordinate in the manner and to the extent set forth in that certain AMENDED AND RESTATED Subordination and Intercreditor Agreement (the “Subordination Agreement”) dated as of JULY 2, 2019 among (inter alios) Brian McMahon, a natural person, as an Initial Subordinated Creditor, Fred Sacramone, a natural person, as an Initial Subordinated Creditor, the Obligor, and LATERAL JUSCOM FEEDER LLC, as Administrative Agent (the “Senior Agent”), to the indebtedness (including interest) owed by the Obligor and its subsidiaries, pursuant to that certain AMENDED AND RESTATED Credit Agreement dated as of JULY 2, 2019 among The Obligor, its subsidiaries party thereto, Senior Agent and the lenders from time to time party thereto (the “Senior Credit Agreement”) and the other Senior Debt Documents (as defined in the Subordination Agreement), as such Senior Credit Agreement and other Senior Debt Documents have been and hereafter may be amended, supplemented or otherwise modified from time to time and to indebtedness refinancing the indebtedness under those agreements as contemplated by the Subordination Agreement; and each holder of this instrument, by its acceptance hereof, irrevocably agrees to be bound by the provisions of the Subordination Agreement.

AMENDED AND RESTATED Series B PROMISSORY NOTE

$10,000,000	July 2, 2019

This Note amends and restates the Series B Promissory Note, dated as of April 20, 2017 (the “Original Note”), by Obligor (as hereinafter defined) in favor of Holder (as hereinafter defined). This Note is not being given by the Obligor or accepted by the Holder in satisfaction of said indebtedness or as a novation with respect thereto. The undersigned, FTE Networks, Inc., a Nevada corporation (the “Obligor”), hereby promises to pay to Fred Sacramone, (the “Holder”), with an address at 34 Haas Road, Basking Ridge, New Jersey 07920, subject to the terms and conditions set forth herein and in the manner and at the place hereafter set forth, the principal sum of Ten Million Dollars ($10,000,000 USD) (the “Principal Amount”), which such amount shall be paid in accordance herewith, together with interest accrued thereon, computed at the rates per annum set forth in Paragraph 2 hereof on the outstanding, unpaid Principal Amount hereof, from April 20, 2017 (the “Effective Date”) until the date such outstanding Principal Amount has been paid in full in accordance with the provisions of this Series B Promissory Note (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, this “Note”). The Obligor and the Holder are sometimes hereinafter collectively called the “Parties” and each individually called a “Party”. The “Obligations” include the outstanding Principal Amount, together with any accrued and unpaid interest thereon and all fees, costs and expenses owed to the Holder under this Note, whether incurred before or after the commencement of a proceeding under the U.S. Bankruptcy Code.

This Note was initially issued pursuant to that certain Stock Purchase Agreement dated as of March 9, 2017, and amended as of April 20, 2017, by and between the Obligor, Benchmark Builders, Inc., a New York corporation (“BBI”), and the stockholders of BBI, including the Holder (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the “Purchase Agreement”), pursuant to which the Obligor acquired one hundred percent (100%) of the issued and outstanding capital stock of BBI. This Note is one of the “Series B Notes” referred to in the Purchase Agreement. Except as defined or unless otherwise indicated herein, capitalized terms used in this Note have the same meanings set forth in the Purchase Agreement.

1. Mandatory Payments.

(a) Payments. Subject to the satisfaction of the conditions set forth in the Subordination Agreement, the Obligor shall be entitled to make, and the Holder shall be entitled to accept, Permitted Subordinated Debt Payments (as defined in the Subordination Agreement). Notwithstanding the foregoing, all cash payments provided for herein shall be made in accordance with Section 1.8(d) of the Senior Credit Agreement.

(b) Maturity Date; Acceleration. In addition to the Obligor’s payments made pursuant to Paragraph 1(a), so long as no Senior Default (as defined in the Subordination Agreement) has occurred and is continuing or would result therefrom, the Obligor shall pay in full the Principal Amount of and any accrued and unpaid interest on the Series B Notes on the earliest to occur (the “Maturity Date”) of (a) July 30, 2021, (b) the acceleration of the maturity of this Note by the Holder upon the occurrence of an Event of Default, and (c) a Sale of Obligor (as defined below).

2. Interest. Subject to Paragraph 8(c), commencing on and including the Effective Date to and including July 2, 2019, this Note will bear interest at a per annum rate equal to three percent (3%) with respect to the unpaid Principal Amount of this Note, and from and after July 2, 2019, this Note will bear interest at a rate per annum equal to eight percent (8%) with respect to the unpaid Principal Amount of this Note, in each case payable in arrears on each March 31, June 30, September 30 and December 31 commencing on June 30, 2019 by capitalizing such interest and adding it to the Principal Amount on such date, based on the actual days outstanding and 365 day year. Accrued but unpaid interest shall be paid in cash in accordance with Paragraph 1.

3. Location of Payment. The payments due under this Note shall be paid in lawful money of the United States of America in immediately available funds and delivered to the Holder by wire transfer to an account of the Holder designated in writing by the Holder for such purpose or, if no such account is so designated by the Holder, then by check to the Holder at the address set forth above. If the date on which any payment is due hereunder falls on a day other than a Business Day, the payment thereof shall be extended to the next Business Day. For the purposes of this Note, “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banks in New York, New York are authorized or required by applicable law to be closed.

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4. Prepayment. If permitted by the Subordination Agreement or otherwise with the prior written consent of the Senior Agent, the Obligor shall have the right to prepay all or any part of the balance of the Obligations, without penalty or premium. Any such prepayment of the Obligations, and any amounts paid in respect of this Note pursuant to Paragraph 1 hereof, shall be applied first, to fees, expenses and other amounts due under this Note (excluding principal and interest), if any, second, to accrued and unpaid interest on the Principal Amount to the date of such prepayment, and third, to the Principal Amount.

5. [Reserved].

6. Priority. Payment of this Note shall be made pari passu with payment of interest and principal on all other Series B Notes.

7. Events of Default. For purposes of this Note, each of the following shall constitute an “Event of Default” hereunder:

(a) the failure of the Obligor to make any payment when due of the outstanding, unpaid principal amount on this Note, or of any amount due under Section 2.2 of the Purchase Agreement, whether at maturity, upon acceleration or otherwise;

(b) the failure of the Obligor to make any payment of interest on this Note, or any other amounts due under this Note (other than principal) when due, whether on a date specified in Paragraph 1, at maturity, upon acceleration or otherwise, or the failure of the Obligor to perform or comply with any other duty or obligation of the Obligor under this Note, and such failure continues for more than thirty (30) days after delivery by the Holder of written notice thereof; provided, however, that any failure to make any such foregoing payment due to the Obligor’s exercise of its Offset Rights shall not constitute Events of Default;

(c) the failure of the Obligor to deliver any Monthly Statements;

(d) there shall have occurred an acceleration of the stated maturity of any Indebtedness of the Obligor and/or its subsidiaries of $5,000,000 or more in aggregate principal amount, other than any acceleration resulting from the sale or other disposition of assets that were financed with the proceeds of such Indebtedness, so long as such Indebtedness is repaid with the proceeds of such sale or other disposition;

(e) if the Obligor shall admit in writing that it cannot pay its debts generally as they become due;

(f) if the Obligor files a petition to take advantage of any bankruptcy or insolvency law;

(g) an order, judgment or decree is entered adjudicating the Obligor or any subsidiary thereof as bankrupt or insolvent; or any order for relief with respect to the Obligor or any subsidiary thereof is entered under the Federal Bankruptcy Code or any other bankruptcy or insolvency law; or the Obligor or any subsidiary thereof petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Obligor or any subsidiary thereof or of any substantial part of the assets of the Obligor or any subsidiary thereof, or commences any proceeding relating to it under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Obligor or any subsidiary thereof and either (i) the Obligor or such subsidiary by any act indicates its approval thereof, consents thereto or acquiescence therein or (ii) such petition application or proceeding is not dismissed within sixty (60) days;

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(h) if any general assignment for the benefit of the Obligor’s creditors shall be made;

(i) there shall have occurred and be continuing any default or material breach by the Obligor or its subsidiaries under this Note, any of the Ancillary Agreements, the Senior Credit Agreement or the Purchase Agreement (collectively, the “Transaction Documents”), which default or breach remains uncured for a period of thirty (30) days following the Obligor’s receipt of an initial written notice from the Holder to the Obligor of the occurrence or existence of such default or breach;

(j) one or more final non-monetary judgments, orders or decrees shall be rendered against the Obligor which have, either individually or in the aggregate, a material adverse effect upon the Obligor, and there shall be any period of thirty (30) consecutive days during which a stay of enforcement of such judgment, order, or decree, by reason of a pending appeal or otherwise, shall not be in effect;

(k) a final, non-appealable judgment which, in the aggregate with other outstanding final judgments against the Obligor and its subsidiaries, exceeds $5,000,000 (exclusive of amounts reasonably anticipated to be covered by insurance) shall be rendered against the Obligor or any subsidiary thereof and within sixty (60) days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within sixty (60) days after the expiration of such stay, such judgment is not discharged, or the initiation of any action, suit, proceeding or investigation that questions the validity of this Note or any of the other Transaction Documents or the right of the Obligor to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby; or

(l) any provision of this Note or any of the other Transaction Documents shall for any reason not be now or cease to be in the future, valid, binding and enforceable in accordance with its terms, and any of such conditions remains uncured for a period of fifteen (15) days following the Obligor’s receipt of an initial written notice from Holder to Obligor of the occurrence or existence of such condition.

For so long as any Obligation under this Note remains outstanding (other than inchoate indemnity obligations), and in addition to any obligations on and covenants of the Obligor made pursuant to the Transaction Documents, the Obligor covenants and agrees with the Holder that, unless otherwise approved by the Holder in its sole discretion, the Obligor will and will cause each of its subsidiaries to, at all times promptly notify the Holder in writing of (i) the occurrence of an Event of Default, (ii) the occurrence of any event or condition which, with the giving of notice or the lapse of time (or both) would constitute an Event of Default and (iii) the occurrence of any Senior Default or other event of default under any documentation governing Indebtedness.

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8. Consequences of the Occurrence of an Event of Default.

(a) If an Event of Default set forth in Subparagraph 7(a) through 7(d), and 7(i) through 7(l) has occurred and is continuing, which Event of Default remains uncured for a period of ten (10) days following the date of such Event of Default (unless a different cure period is specified therein) regardless of notice to the Obligor (unless otherwise specified therein), the Holder may, subject to the terms and conditions of this Note and the Subordination Agreement, declare all or any portion of the outstanding, unpaid Principal Amount, accrued interest, and other amounts owing under this Note, due and payable and demand immediate payment thereof, by cash or Buyer Common Stock at the election of the Holder, and, under such circumstances, if the Holder demands immediate payment thereof, the Obligor shall immediately pay to the Holder the such amounts requested to be paid. Upon the occurrence of any Event of Default as defined under Subparagraph 7(e) through 7(h), the outstanding, unpaid Principal Amount, accrued interest, and other amounts owing under this Note shall automatically become immediately due and payable in full, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Obligor.

(b) Notwithstanding and without limiting Paragraph 8(a), upon the occurrence and during the continuance of any Event of Default, but otherwise subject to the Subordination Agreement, the Holder may pursue any available remedy, whether at law or in equity, including, without limitation, exercising its rights under any of the other Transaction Documents.

(c) Outstanding and unpaid Principal Amount and, to the extent permitted by applicable law, overdue interest and fees or any other amounts payable under this Note shall bear interest from and including the due date thereof until paid at a rate per annum equal to fifteen percent (15%) or the highest interest rate permitted by applicable law, whichever is lower (the “Default Rate”). Upon the occurrence and during the continuance of an Event of Default, the outstanding and unpaid Principal Amount shall bear interest at the Default Rate until such time as the Event of Default has been cured or waived.

(d) The Obligor shall pay to the Holder the reasonable attorneys’ fees and disbursements and all other reasonable out-of-pocket costs incurred by the Holder in order to collect amounts due and owing under this Note or otherwise to enforce the Holder’s rights and remedies hereunder.

9. Tax Treatment. The Holder and the Obligor agree to treat this Note and the Obligations evidenced hereby as indebtedness for federal, state, local and foreign tax purposes.

10. No Impairment. The Obligor will not by amendment of its certificate of incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder under this Note against wrongful impairment.

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11. Governing Law and Venue. This Note shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Section 9.5 of the Purchase Agreement is applicable to any proceeding in respect of this Note.

12. Amendments; Waiver. All amendments to this Note must be in writing and signed by the Holder and the Obligor. No delay or omission on the part of the Holder in exercising any right of the Holder hereunder shall operate as a waiver of such right or of any other right of the Holder under this Note. No waiver of any right of the Holder contained in this Note shall be effective unless in writing and signed by the Holder, nor shall a waiver on one occasion be construed as a waiver of any such right on any future occasion. Without limiting the generality of the foregoing, the acceptance by the Holder of any late payment shall not be deemed to be a waiver of the Event of Default arising as a consequence thereof. The Obligor waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

13. Assignment. The rights and obligations of Obligor and Holder shall be binding upon and benefit the successors and permitted assigns and transferees of Obligor and Holder; provided, that Obligor shall not be permitted to assign this Note or its rights or obligations hereunder without the prior written consent of the Holder in each instance, in the Holder’s sole and absolute discretion, and provided, further, that (1) in no event shall Holder sell, exchange, assign, pledge, hypothecate, transfer or otherwise dispose (each, a “Transfer”) of this Note or any interest of Holder therein without Obligor’s prior written consent, in its sole and absolute discretion, and (2) any Transfer by Holder of this Note shall be subject to the terms of the Subordination Agreement. In the event of any permitted Transfer hereunder, (i) the Holder agrees to pay for all costs associated with documenting, implementing or otherwise accommodating such Transfer, including without limitation, any cost incurred in connection with the issuance of a replacement note as required under Subparagraph 16(c), (ii) each prospective Holder shall be, and shall provide a representation that it is, entering into such Transfer for its own account and not with a view to, or for sale in connection with, any subsequent distribution), and (iii) each prospective Holder shall become a party to this Note (or any replacement note). Any Transfer by the Holder or assignment by the Obligor made other than in strict accordance with this Paragraph 13 shall be null and void. Any permitted transferee of the Holder’s rights and obligations under this Note in accordance with this Paragraph 13 shall be deemed to be the “Holder” for purposes of this Note.

14. Notice. All notices and other communications given or made pursuant to this Note shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the Party to be notified, (b) two (2) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (c) upon receipt after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Holder at the address set forth above, or to the Obligor in accordance with Section 9.4 of the Purchase Agreement, or to such address as may be subsequently provided by a Party by written notice to the other Party given in accordance with this Paragraph 14.

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15. Certain Definitions.

(a) “Capital Stock” means any and all shares, interests, participations, units or other equivalents (however designated) of capital stock of a corporation, membership interests in a limited liability company, partnership interests of a limited partnership, any and all equivalent ownership interests in a Person and any and all warrants, rights or options to purchase any of the foregoing.

(b) “Disqualified Capital Stock” shall mean any Capital Stock that, by its terms (or by the terms of any security or other Capital Stock into which it is convertible or for which it is exchangeable) or upon the happening of any event or condition, (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, (b) is redeemable at the option of the holder thereof, in whole or in part, (c) provides for the scheduled payment of dividends in cash or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Capital Stock that would constitute Disqualified Capital Stock; provided, that if such Capital Stock is issued pursuant to a plan for the benefit of employees or consultants of the Obligor or its subsidiaries or by any such plan to such employees or consultants, such Capital Stock shall not constitute Disqualified Capital Stock solely because it may be required to be repurchased by the Obligor or its subsidiaries in order to satisfy applicable statutory or regulatory obligations.

(c) “Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (a) all indebtedness of such Person for borrowed money and all indebtedness of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) the maximum amount (after giving effect to any prior drawings or reductions which may have been reimbursed) of all letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds, performance bonds and similar instruments issued or created by or for the account of such Person; (c) all obligations of such Person to pay the deferred purchase price of property or services other than trade accounts payable in the ordinary course of business; (d) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements and mortgage, industrial revenue bond, industrial development bond and similar financings), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (e) the capitalized amount of any lease of such Person that would appear as a liability on a balance sheet of such Person prepared as of such date in accordance with GAAP; (f) all obligations of such Person in respect of Disqualified Capital Stock; and (g) any contingent liability of such Person or other obligation of such Person guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether directly or indirectly.

(d) “Sale of Obligor” means (i) the acquisition of the Obligor by another Person or group of related Persons by means of any transaction or series of related transactions (including any acquisition of Obligor securities or derivative securities, reorganization, merger or consolidation; (ii) a sale, lease or other disposition of all or more than 50% of the assets of the Obligor and its subsidiaries taken as a whole by means of any transaction or series of related transactions, except where such sale, lease or other disposition is to a wholly-owned subsidiary of the Obligor; or (iii) any bankruptcy, liquidation, dissolution or winding up of the Obligor whether voluntary or involuntary.

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16. Miscellaneous.

(a) With regard to all dates and time periods set forth or referred to in this Note, time is of the essence. Unless specified otherwise, any action required hereunder to be taken within a certain number of days shall be taken within that number of calendar days (and not Business Days), provided, however, that if the last day for taking such action falls on a weekend or a holiday in New York, New York, the period during which such action may be taken shall be automatically extended to the next Business Day.

(b) Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of the Holder in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by the Holder of any right or remedy preclude any other right or remedy.

(c) The Obligor or the Holder (i) may, but shall not be obligated to, request in writing the issuance of a replacement note to evidence any increases or decreases in the balance of the Principal Amount pursuant to Paragraphs 1 and 4, (ii) shall request in writing the issuance of a replacement note to evidence any permitted assignment pursuant to Paragraph 13, and (iii) shall request in writing the issuance of a replacement note to evidence the mutilation, destruction, loss or theft of this Note (or any replacement note) and the ownership thereof, in each case, such replacement note being identical in form and substance in all respects to this Note (other than to reflect such changes as set forth in this Subparagraph 16(c)). Upon any such request or requirement, the Obligor shall issue such replacement notes and the Holder(s) of this Note or such replacement notes shall return such notes to be replaced to the Obligor, in each case marked “cancelled”, or deliver to the Obligor a lost note indemnity form in substance satisfactory to the Obligor and, with respect to any replaced notes, such notes shall thereafter be deemed no longer unpaid and/or outstanding hereunder.

(d) After the Principal Amount and all interest due thereon, and any other amounts at any time owed on this Note has been paid in full (or deemed paid in full), this Note shall be surrendered to the Obligor for cancellation and shall not be reissued.

(e) Notwithstanding any business or personal relationship between the Obligor and the Holder, or any officer, director, member, manager or employee of the Holder, that may exist or have existed, the relationship between the Obligor and the Holder under and with respect to this Note is solely that of debtor and creditor, the Holder has no fiduciary or other special relationship with the Obligor by virtue of this Note, the Obligor and the Holder are not partners or joint venturers, and no term or condition of any of this Note will be construed so as to deem the relationship between the Obligor and the Holder to be other than that of debtor and creditor.

(f) Paragraph headings are for the convenience of reference only and are not a part of this Note and shall not affect its interpretation.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Obligor has caused this Note to be executed as of the Effective Date.

“OBLIGOR”:

FTE NETWORKS, INC.

By:
Name:	Anthony Sirotka
Its:	Interim Chief Executive Officer

[SIGNATURE PAGE TO $10M NOTE]

This instrument and the rights and obligations evidenced hereby are subordinate in the manner and to the extent set forth in that certain AMENDED AND RESTATED Subordination and Intercreditor Agreement (the “Subordination Agreement”) dated as of JULY 2, 2019 among (inter alios) Brian McMahon, a natural person, as an Initial Subordinated Creditor, Fred Sacramone, a natural person, as an Initial Subordinated Creditor, the Obligor, and LATERAL JUSCOM FEEDER LLC, as Administrative Agent (the “Senior Agent”), to the indebtedness (including interest) owed by the Obligor and its subsidiaries, pursuant to that certain AMENDED AND RESTATED Credit Agreement dated as of JULY 2, 2019 among The Obligor, its subsidiaries party thereto, Senior Agent and the lenders from time to time party thereto (the “Senior Credit Agreement”) and the other Senior Debt Documents (as defined in the Subordination Agreement), as such Senior Credit Agreement and other Senior Debt Documents have been and hereafter may be amended, supplemented or otherwise modified from time to time and to indebtedness refinancing the indebtedness under those agreements as contemplated by the Subordination Agreement; and each holder of this instrument, by its acceptance hereof, irrevocably agrees to be bound by the provisions of the Subordination Agreement.

AMENDED AND RESTATED Series B PROMISSORY NOTE

$20,000,000	July 2, 2019

This Note amends and restates the Series B Promissory Note, dated as of April 20, 2017 (the “Original Note”), by Obligor (as hereinafter defined) in favor of the Holder (as hereinafter defined). This Note is not being given by the Obligor or accepted by the Holder in satisfaction of said indebtedness or as a novation with respect thereto. The undersigned, FTE Networks, Inc., a Nevada corporation (the “Obligor”), hereby promises to pay to Brian McMahon, (the “Holder”), with an address at 101 Horseshoe Road, Millneck, New York 11765, subject to the terms and conditions set forth herein and in the manner and at the place hereafter set forth, the principal sum of Twenty Million Dollars ($20,000,000 USD) (the “Principal Amount”), which such amount shall be paid in accordance herewith, together with interest accrued thereon, computed at the rates per annum set forth in Paragraph 2 hereof on the outstanding, unpaid Principal Amount hereof, from April 20, 2017 (the “Effective Date”) until the date such outstanding Principal Amount has been paid in full in accordance with the provisions of this Series B Promissory Note (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, this “Note”). The Obligor and the Holder are sometimes hereinafter collectively called the “Parties” and each individually called a “Party”. The “Obligations” include the outstanding Principal Amount, together with any accrued and unpaid interest thereon and all fees, costs and expenses owed to the Holder under this Note, whether incurred before or after the commencement of a proceeding under the U.S. Bankruptcy Code.

This Note was initially issued pursuant to that certain Stock Purchase Agreement dated as of March 9, 2017, and amended as of April 20, 2017, by and between the Obligor, Benchmark Builders, Inc., a New York corporation (“BBI”), and the stockholders of BBI, including the Holder (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the “Purchase Agreement”), pursuant to which the Obligor acquired one hundred percent (100%) of the issued and outstanding capital stock of BBI. This Note is one of the “Series B Notes” referred to in the Purchase Agreement. Except as defined or unless otherwise indicated herein, capitalized terms used in this Note have the same meanings set forth in the Purchase Agreement.

1. Mandatory Payments.

(a) Payments. Subject to the satisfaction of the conditions set forth in the Subordination Agreement, the Obligor shall be entitled to make, and the Holder shall be entitled to accept, Permitted Subordinated Debt Payments (as defined in the Subordination Agreement). Notwithstanding the foregoing, all cash payments provided for herein shall be made in accordance with Section 1.8(d) of the Senior Credit Agreement.

(b) Maturity Date; Acceleration. In addition to the Obligor’s payments made pursuant to Paragraph 1(a), so long as no Senior Default (as defined in the Subordination Agreement) has occurred and is continuing or would result therefrom, the Obligor shall pay in full the Principal Amount of and any accrued and unpaid interest on the Series B Notes on the earliest to occur (the “Maturity Date”) of (a) July 30, 2021, (b) the acceleration of the maturity of this Note by the Holder upon the occurrence of an Event of Default, and (c) a Sale of Obligor (as defined below).

2. Interest. Subject to Paragraph 8(c), commencing on and including the Effective Date to and including July 2, 2019, this Note will bear interest at a per annum rate equal to three percent (3%) with respect to the unpaid Principal Amount of this Note, and from and after July 2, 2019, this Note will bear interest at a rate per annum equal to eight percent (8%) with respect to the unpaid Principal Amount of this Note, in each case payable in arrears on each March 31, June 30, September 30 and December 31 commencing on June 30, 2019 by capitalizing such interest and adding it to the Principal Amount on such date, based on the actual days outstanding and 365 day year. Accrued but unpaid interest shall be paid in cash in accordance with Paragraph 1.

3. Location of Payment. The payments due under this Note shall be paid in lawful money of the United States of America in immediately available funds and delivered to the Holder by wire transfer to an account of the Holder designated in writing by the Holder for such purpose or, if no such account is so designated by the Holder, then by check to the Holder at the address set forth above. If the date on which any payment is due hereunder falls on a day other than a Business Day, the payment thereof shall be extended to the next Business Day. For the purposes of this Note, “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banks in New York, New York are authorized or required by applicable law to be closed.

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4. Prepayment. If permitted by the Subordination Agreement or otherwise with the prior written consent of the Senior Agent, the Obligor shall have the right to prepay all or any part of the balance of the Obligations, without penalty or premium. Any such prepayment of the Obligations, and any amounts paid in respect of this Note pursuant to Paragraph 1 hereof, shall be applied first, to fees, expenses and other amounts due under this Note (excluding principal and interest), if any, second, to accrued and unpaid interest on the Principal Amount to the date of such prepayment, and third, to the Principal Amount.

5. [Reserved].

6. Priority. Payment of this Note shall be made pari passu with payment of interest and principal on all other Series B Notes.

7. Events of Default. For purposes of this Note, each of the following shall constitute an “Event of Default” hereunder:

(a) the failure of the Obligor to make any payment when due of the outstanding, unpaid principal amount on this Note, or of any amount due under Section 2.2 of the Purchase Agreement, whether at maturity, upon acceleration or otherwise;

(b) the failure of the Obligor to make any payment of interest on this Note, or any other amounts due under this Note (other than principal) when due, whether on a date specified in Paragraph 1, at maturity, upon acceleration or otherwise, or the failure of the Obligor to perform or comply with any other duty or obligation of the Obligor under this Note, and such failure continues for more than thirty (30) days after delivery by the Holder of written notice thereof; provided, however, that any failure to make any such foregoing payment due to the Obligor’s exercise of its Offset Rights shall not constitute Events of Default;

(c) the failure of the Obligor to deliver any Monthly Statements;

(d) there shall have occurred an acceleration of the stated maturity of any Indebtedness of the Obligor and/or its subsidiaries of $5,000,000 or more in aggregate principal amount, other than any acceleration resulting from the sale or other disposition of assets that were financed with the proceeds of such Indebtedness, so long as such Indebtedness is repaid with the proceeds of such sale or other disposition;

(e) if the Obligor shall admit in writing that it cannot pay its debts generally as they become due;

(f) if the Obligor files a petition to take advantage of any bankruptcy or insolvency law;

(g) an order, judgment or decree is entered adjudicating the Obligor or any subsidiary thereof as bankrupt or insolvent; or any order for relief with respect to the Obligor or any subsidiary thereof is entered under the Federal Bankruptcy Code or any other bankruptcy or insolvency law; or the Obligor or any subsidiary thereof petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Obligor or any subsidiary thereof or of any substantial part of the assets of the Obligor or any subsidiary thereof, or commences any proceeding relating to it under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Obligor or any subsidiary thereof and either (i) the Obligor or such subsidiary by any act indicates its approval thereof, consents thereto or acquiescence therein or (ii) such petition application or proceeding is not dismissed within sixty (60) days;

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(h) if any general assignment for the benefit of the Obligor’s creditors shall be made;

(i) there shall have occurred and be continuing any default or material breach by the Obligor or its subsidiaries under this Note, any of the Ancillary Agreements, the Senior Credit Agreement or the Purchase Agreement (collectively, the “Transaction Documents”), which default or breach remains uncured for a period of thirty (30) days following the Obligor’s receipt of an initial written notice from the Holder to the Obligor of the occurrence or existence of such default or breach;

(j) one or more final non-monetary judgments, orders or decrees shall be rendered against the Obligor which have, either individually or in the aggregate, a material adverse effect upon the Obligor, and there shall be any period of thirty (30) consecutive days during which a stay of enforcement of such judgment, order, or decree, by reason of a pending appeal or otherwise, shall not be in effect;

(k) a final, non-appealable judgment which, in the aggregate with other outstanding final judgments against the Obligor and its subsidiaries, exceeds $5,000,000 (exclusive of amounts reasonably anticipated to be covered by insurance) shall be rendered against the Obligor or any subsidiary thereof and within sixty (60) days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within sixty (60) days after the expiration of such stay, such judgment is not discharged, or the initiation of any action, suit, proceeding or investigation that questions the validity of this Note or any of the other Transaction Documents or the right of the Obligor to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby; or

(l) any provision of this Note or any of the other Transaction Documents shall for any reason not be now or cease to be in the future, valid, binding and enforceable in accordance with its terms, and any of such conditions remains uncured for a period of fifteen (15) days following the Obligor’s receipt of an initial written notice from Holder to Obligor of the occurrence or existence of such condition.

For so long as any Obligation under this Note remains outstanding (other than inchoate indemnity obligations), and in addition to any obligations on and covenants of the Obligor made pursuant to the Transaction Documents, the Obligor covenants and agrees with the Holder that, unless otherwise approved by the Holder in its sole discretion, the Obligor will and will cause each of its subsidiaries to, at all times promptly notify the Holder in writing of (i) the occurrence of an Event of Default, (ii) the occurrence of any event or condition which, with the giving of notice or the lapse of time (or both) would constitute an Event of Default and (iii) the occurrence of any Senior Default or other event of default under any documentation governing Indebtedness.

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8. Consequences of the Occurrence of an Event of Default.

(a) If an Event of Default set forth in Subparagraph 7(a) through 7(d), and 7(i) through 7(l) has occurred and is continuing, which Event of Default remains uncured for a period of ten (10) days following the date of such Event of Default (unless a different cure period is specified therein) regardless of notice to the Obligor (unless otherwise specified therein), the Holder may, subject to the terms and conditions of this Note and the Subordination Agreement, declare all or any portion of the outstanding, unpaid Principal Amount, accrued interest, and other amounts owing under this Note, due and payable and demand immediate payment thereof, by cash or Buyer Common Stock at the election of the Holder, and, under such circumstances, if the Holder demands immediate payment thereof, the Obligor shall immediately pay to the Holder the such amounts requested to be paid. Upon the occurrence of any Event of Default as defined under Subparagraph 7(e) through 7(h), the outstanding, unpaid Principal Amount, accrued interest, and other amounts owing under this Note shall automatically become immediately due and payable in full, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Obligor.

(b) Notwithstanding and without limiting Paragraph 8(a), upon the occurrence and during the continuance of any Event of Default, but otherwise subject to the Subordination Agreement, the Holder may pursue any available remedy, whether at law or in equity, including, without limitation, exercising its rights under any of the other Transaction Documents.

(c) Outstanding and unpaid Principal Amount and, to the extent permitted by applicable law, overdue interest and fees or any other amounts payable under this Note shall bear interest from and including the due date thereof until paid at a rate per annum equal to fifteen percent (15%) or the highest interest rate permitted by applicable law, whichever is lower (the “Default Rate”). Upon the occurrence and during the continuance of an Event of Default, the outstanding and unpaid Principal Amount shall bear interest at the Default Rate until such time as the Event of Default has been cured or waived.

(d) The Obligor shall pay to the Holder the reasonable attorneys’ fees and disbursements and all other reasonable out-of-pocket costs incurred by the Holder in order to collect amounts due and owing under this Note or otherwise to enforce the Holder’s rights and remedies hereunder.

9. Tax Treatment. The Holder and the Obligor agree to treat this Note and the Obligations evidenced hereby as indebtedness for federal, state, local and foreign tax purposes.

10. No Impairment. The Obligor will not by amendment of its certificate of incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder under this Note against wrongful impairment.

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11. Governing Law and Venue. This Note shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Section 9.5 of the Purchase Agreement is applicable to any proceeding in respect of this Note.

12. Amendments; Waiver. All amendments to this Note must be in writing and signed by the Holder and the Obligor. No delay or omission on the part of the Holder in exercising any right of the Holder hereunder shall operate as a waiver of such right or of any other right of the Holder under this Note. No waiver of any right of the Holder contained in this Note shall be effective unless in writing and signed by the Holder, nor shall a waiver on one occasion be construed as a waiver of any such right on any future occasion. Without limiting the generality of the foregoing, the acceptance by the Holder of any late payment shall not be deemed to be a waiver of the Event of Default arising as a consequence thereof. The Obligor waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

13. Assignment. The rights and obligations of Obligor and Holder shall be binding upon and benefit the successors and permitted assigns and transferees of Obligor and Holder; provided, that Obligor shall not be permitted to assign this Note or its rights or obligations hereunder without the prior written consent of the Holder in each instance, in the Holder’s sole and absolute discretion, and provided, further, that (1) in no event shall Holder sell, exchange, assign, pledge, hypothecate, transfer or otherwise dispose (each, a “Transfer”) of this Note or any interest of Holder therein without Obligor’s prior written consent, in its sole and absolute discretion, and (2) any Transfer by Holder of this Note shall be subject to the terms of the Subordination Agreement. In the event of any permitted Transfer hereunder, (i) the Holder agrees to pay for all costs associated with documenting, implementing or otherwise accommodating such Transfer, including without limitation, any cost incurred in connection with the issuance of a replacement note as required under Subparagraph 16(c), (ii) each prospective Holder shall be, and shall provide a representation that it is, entering into such Transfer for its own account and not with a view to, or for sale in connection with, any subsequent distribution), and (iii) each prospective Holder shall become a party to this Note (or any replacement note). Any Transfer by the Holder or assignment by the Obligor made other than in strict accordance with this Paragraph 13 shall be null and void. Any permitted transferee of the Holder’s rights and obligations under this Note in accordance with this Paragraph 13 shall be deemed to be the “Holder” for purposes of this Note.

14. Notice. All notices and other communications given or made pursuant to this Note shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the Party to be notified, (b) two (2) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (c) upon receipt after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Holder at the address set forth above, or to the Obligor in accordance with Section 9.4 of the Purchase Agreement, or to such address as may be subsequently provided by a Party by written notice to the other Party given in accordance with this Paragraph 14.

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15. Certain Definitions.

(a) “Capital Stock” means any and all shares, interests, participations, units or other equivalents (however designated) of capital stock of a corporation, membership interests in a limited liability company, partnership interests of a limited partnership, any and all equivalent ownership interests in a Person and any and all warrants, rights or options to purchase any of the foregoing.

(b) “Disqualified Capital Stock” shall mean any Capital Stock that, by its terms (or by the terms of any security or other Capital Stock into which it is convertible or for which it is exchangeable) or upon the happening of any event or condition, (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, (b) is redeemable at the option of the holder thereof, in whole or in part, (c) provides for the scheduled payment of dividends in cash or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Capital Stock that would constitute Disqualified Capital Stock; provided, that if such Capital Stock is issued pursuant to a plan for the benefit of employees or consultants of the Obligor or its subsidiaries or by any such plan to such employees or consultants, such Capital Stock shall not constitute Disqualified Capital Stock solely because it may be required to be repurchased by the Obligor or its subsidiaries in order to satisfy applicable statutory or regulatory obligations.

(c) “Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (a) all indebtedness of such Person for borrowed money and all indebtedness of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) the maximum amount (after giving effect to any prior drawings or reductions which may have been reimbursed) of all letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds, performance bonds and similar instruments issued or created by or for the account of such Person; (c) all obligations of such Person to pay the deferred purchase price of property or services other than trade accounts payable in the ordinary course of business; (d) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements and mortgage, industrial revenue bond, industrial development bond and similar financings), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (e) the capitalized amount of any lease of such Person that would appear as a liability on a balance sheet of such Person prepared as of such date in accordance with GAAP; (f) all obligations of such Person in respect of Disqualified Capital Stock; and (g) any contingent liability of such Person or other obligation of such Person guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether directly or indirectly.

(d) “Sale of Obligor” means (i) the acquisition of the Obligor by another Person or group of related Persons by means of any transaction or series of related transactions (including any acquisition of Obligor securities or derivative securities, reorganization, merger or consolidation; (ii) a sale, lease or other disposition of all or more than 50% of the assets of the Obligor and its subsidiaries taken as a whole by means of any transaction or series of related transactions, except where such sale, lease or other disposition is to a wholly-owned subsidiary of the Obligor; or (iii) any bankruptcy, liquidation, dissolution or winding up of the Obligor whether voluntary or involuntary.

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16. Miscellaneous.

(a) With regard to all dates and time periods set forth or referred to in this Note, time is of the essence. Unless specified otherwise, any action required hereunder to be taken within a certain number of days shall be taken within that number of calendar days (and not Business Days), provided, however, that if the last day for taking such action falls on a weekend or a holiday in New York, New York, the period during which such action may be taken shall be automatically extended to the next Business Day.

(b) Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of the Holder in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by the Holder of any right or remedy preclude any other right or remedy.

(c) The Obligor or the Holder (i) may, but shall not be obligated to, request in writing the issuance of a replacement note to evidence any increases or decreases in the balance of the Principal Amount pursuant to Paragraphs 1 and 4, (ii) shall request in writing the issuance of a replacement note to evidence any permitted assignment pursuant to Paragraph 13, and (iii) shall request in writing the issuance of a replacement note to evidence the mutilation, destruction, loss or theft of this Note (or any replacement note) and the ownership thereof, in each case, such replacement note being identical in form and substance in all respects to this Note (other than to reflect such changes as set forth in this Subparagraph 16(c)). Upon any such request or requirement, the Obligor shall issue such replacement notes and the Holder(s) of this Note or such replacement notes shall return such notes to be replaced to the Obligor, in each case marked “cancelled”, or deliver to the Obligor a lost note indemnity form in substance satisfactory to the Obligor and, with respect to any replaced notes, such notes shall thereafter be deemed no longer unpaid and/or outstanding hereunder.

(d) After the Principal Amount and all interest due thereon, and any other amounts at any time owed on this Note has been paid in full (or deemed paid in full), this Note shall be surrendered to the Obligor for cancellation and shall not be reissued.

(e) Notwithstanding any business or personal relationship between the Obligor and the Holder, or any officer, director, member, manager or employee of the Holder, that may exist or have existed, the relationship between the Obligor and the Holder under and with respect to this Note is solely that of debtor and creditor, the Holder has no fiduciary or other special relationship with the Obligor by virtue of this Note, the Obligor and the Holder are not partners or joint venturers, and no term or condition of any of this Note will be construed so as to deem the relationship between the Obligor and the Holder to be other than that of debtor and creditor.

(f) Paragraph headings are for the convenience of reference only and are not a part of this Note and shall not affect its interpretation.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Obligor has caused this Note to be executed as of the Effective Date.

“OBLIGOR”:

FTE NETWORKS, INC.

By:
Name:	Anthony Sirotka
Its:	Interim Chief Executive Officer

[SIGNATURE PAGE TO $20M NOTE]